UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2006

(Date of Report and Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

This Current Report on Form 8-K is being filed to update the historical financial statements included in International Paper Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended by Form 10-K/A (the “2005 Form 10-K”) to reflect that the Company’s Kraft Papers business is now being treated as a discontinued operation.

During the first quarter of 2006, in connection with the evaluation of strategic options for certain businesses under its previously announced Transformation Plan, the Company determined that the sale of its Kraft Papers business was in the best interests of the Company’s shareholders, and that the accounting requirements under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”) as a discontinued operation were met. Accordingly, the operating results of the Kraft Papers business were classified as a discontinued operation in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2006 and June 30, 2006.

The Company is filing this Current Report on Form 8-K to reflect the impact of this reclassification as a discontinued operation on previously issued financial statements. This will permit the Company to incorporate these financial statements by reference in future SEC filings.

This reclassification of the Kraft Papers business from continuing operations to discontinued operations, and the associated reclassification of its assets and liabilities as held for sale, is set forth below in the various sections of the Company’s 2005 Form 10-K. In addition, the assets and liabilities of the Coated and Supercalendered Papers business have been reclassified as assets and liabilities of businesses held for sale based on the approval of a plan to sell this business in the first quarter of 2006. These sections have not otherwise been updated for events occurring after the filing date of the 2005 Form 10-K.

•	Part II, Item 6. Selected Financial Data;
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•	Part II, Item 8. Financial Statements and Supplementary Data; and
•	Part IV, Item 15. Exhibits, Financial Statement Schedules, Schedule II – Valuation and Qualifying Accounts.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1:	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2005, 2004 and 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/S/ MAURA A. SMITH
Name:	Maura A. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 14, 2006

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EXHIBIT INDEX

Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1:	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2005, 2004 and 2003.

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